Exhibit 10.4

Goldman Sachs Bank USA
6011 Connection Drive
Irving, Texas 75039

April 30, 2015

Vertex Energy, Inc.
Vertex Energy Operating, LLC
Each other Guarantor
1331 Gemini Street, Suite 250
Houston, TX 77058
Attention:  Chris Carlson, Chief Financial Officer
Facsimile:  281-754-4185
E-mail: chrisc@vertexenergy.com

Re:           Consent to the Bango Facility Lease and Limited Waiver of Events of Default

Ladies and Gentlemen:

Reference is made to that certain Credit and Guaranty Agreement, dated as of May 2, 2014, as amended by that certain First Amendment to Credit and Guaranty Agreement, dated as of December 5, 2014 and as further amended by that certain Second Amendment to Credit and Guaranty Agreement, dated as of March 26, 2015 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Vertex Energy Operating, LLC, a Texas limited liability company (“Company”), Vertex Energy, Inc., a Nevada corporation (“Holdings”) and certain other Subsidiaries of Holdings, as Guarantors, the lenders party thereto from time to time and Goldman Sachs Bank USA, as Administrative Agent (in such capacity, “Administrative Agent”), Collateral Agent and Lead Arranger. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

Consent to Bango Facility Lease

You have informed us that Vertex Refining NV, LLC, a Louisiana limited liability company (“Vertex NV”) desires to enter into a lease agreement with Bango Oil, LLC for that certain real property and operating facility located at 22211 Bango Road, Fallon, Nevada (the “Bango Facility Lease”), the terms of which are set forth in greater detail in the documents listed on Exhibit A attached hereto, copies of which are attached to Exhibit A (the “Bango Facility Lease Documents”).  At your request, notwithstanding the failure of Company to satisfy clause (ii) of Section 6.9(g) of the Credit Agreement because, among other things, certain Events of Default have occurred and are continuing under the Credit Agreement as set forth on Exhibit B, Administrative Agent and the Lenders hereby consent to the Bango Facility Lease and the Bango Facility Lease Documents, but only in the form of the documents attached to Exhibit A. As partial consideration for Administrative Agent consenting to the Bango Facility Lease, Credit Parties hereby agree that after the date hereof, except for the use of Holdings stock to support Vertex NV, Credit Parties shall not invest or advance any additional funds in Vertex NV without the prior written consent by Administrative Agent.

Bango Facility Lease Consent and Limited Waiver of Events of Default Letter
April 30, 2015

Consent to Replace Audit Firm

You have informed us that you wish to replace your current audit firm, LLB & Associates Ltd., LLP with Hein and Associates LLP (“Hein”).  At your request, pursuant to Section 5.1(c) of the Credit Agreement, Administrative Agent and the Lenders hereby consent to the appointment of Hein as the Credit Parties’ audit firm.

Waiver of Specific Events of Default

Certain Events of Default have occurred and are continuing under the Credit Agreement as of the date hereof as set forth in Exhibit B attached hereto (all such existing Events of Default, the “Specific Events of Default”). The Administrative Agent and the Requisite Lenders have agreed to waive the Specific Events of Default; provided, however, that in the event any Event of Default (other than the Specific Events of Default) occurs between the date hereof and June 30, 2015, such waiver shall be null, void and ineffective.

In the event that an Event of Default occurs prior to June 30, 2015, the Administrative Agent and the Lenders shall be entitled to exercise any and all default-related rights and remedies under the Credit Agreement, other Credit Documents and/or applicable law.  Without limiting such rights and remedies, as a result of a new Event of Default, under Section 2.8 of the Credit Agreement, (x) Administrative Agent has the right to convert all LIBOR Rate Loans into Base Rate Loans and (y) the outstanding principal amount of the Loans (and to the extent permitted by applicable law, interest and other amounts) are accruing interest at the default rate specified in such Section 2.8.

General Provisions

By executing this letter, the Credit Parties represent and warrant to Administrative Agent and Lenders that (i) after giving effect to this letter, all Liens granted to Administrative Agent and the Lenders under the Credit Agreement and the other Credit Documents are in full force and effect and are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Credit Documents, (ii) to the extent required under the ABL Credit Agreement, the Credit Parties have received the consent of the ABL Agent and the lenders party to the ABL Credit Agreement to enter into the Bango Facility Lease and the Bango Facility Lease Documents, and (iii) this letter has been duly executed and delivered for the benefit of or on behalf of each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

By executing and returning this letter, Holdings consents to the execution and delivery by the Company of this letter, Holdings ratifies and reaffirms its guaranty of the Obligations, and Holdings and the Company acknowledge and agree that nothing contained herein to the contrary shall release, discharge, reduce or otherwise limit the original liability of any Credit Party.

2

Bango Facility Lease Consent and Limited Waiver of Events of Default Letter
April 30, 2015

By executing and returning this letter, the parties hereto that are party to the Bango Facility Lease Documents agree that they will not amend, modify, revise or otherwise change the terms of any of the Bango Facility Lease Documents without the prior written consent of Administrative Agent and shall promptly provide Administrative Agent with copies of any notices otherwise provided under any of the Bango Facility Lease Documents, including, but not limited to, any notices of termination.

In consideration of, among other things, Administrative Agent’s and the Lenders’ execution and delivery of this letter, each of Company and the other Credit Parties, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, the “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against Administrative Agent and the Lenders in any capacity and their respective affiliates, subsidiaries, and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the date hereof, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Credit Documents or transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among Company and the other Credit Parties, on the one hand, and any or all of Administrative Agent, Collateral Agent or the Lenders party hereto, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. By executing this letter, Company and each other Credit Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof.  This release paragraph shall survive the termination of this letter, the Credit Agreement, the other Credit Documents and payment in full of the Obligations.

3

Bango Facility Lease Consent and Limited Waiver of Events of Default Letter
April 30, 2015

Company and other Credit Parties each hereby agrees that it shall be, jointly and severally, obligated to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by or on behalf of any Person, including, without limitation, the respective officers, directors, agents, trustees, creditors, partners or shareholders of Company, any other Credit Party, or any of their respective Subsidiaries, whether threatened or initiated, in respect of any claim for legal or equitable remedy under any statue, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of the Credit Agreement, the other Credit Documents, this letter or any other document executed and/or delivered in connection herewith or therewith; provided, that neither Company nor any other Credit Party shall have any obligation to indemnify or hold harmless any Releasee hereunder with respect to liabilities to the extent they result from the gross negligence or willful misconduct of that Releasee as finally determined by a court of competent jurisdiction.  If and to the extent that the foregoing undertaking may be unenforceable for any reason, Company and other Credit Parties each agrees to make the maximum contribution to the payment and satisfaction thereof that is permissible under applicable law.  The foregoing indemnity shall survive the termination of this letter, the Credit Agreement, the other Credit Documents and the payment in full of the Obligations.

Each of Company and other Credit Parties, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Company or any other Credit Party pursuant to the paragraphs set forth above.  If Company, any other Credit Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, Company and other Credit Parties, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

This letter is limited solely to the specific matters listed above and except for those Specific Events of Default shall not be deemed to be a waiver of any Default or Event of Default presently or hereafter existing, or an amendment or waiver of any other provision of the Credit Agreement.  This letter shall constitute a Credit Document for all purposes.  This letter shall be governed by, and construed in accordance with the internal laws (and not the laws of conflicts) of the State of New York and all applicable laws of the United States of America.  All terms of the Credit Agreement and the other Collateral Documents remain in full force and effect and constitute the legal, valid, binding obligations of the Credit Parties enforceable against the Credit Parties in accordance with such terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally.

4

Bango Facility Lease Consent and Limited Waiver of Events of Default Letter
April 30, 2015

Company agrees to pay on demand all reasonable costs and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by Administrative Agent in connection with this letter and the transactions contemplated hereby.

This letter shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.  This letter sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect hereto.

This letter may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.  Delivery of an executed counterpart of this letter by facsimile transmission or by other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

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5

Very truly yours, GOLDMAN SACHS BANK USA, as Administrative Agent and Lender By: /s/Stephen W. Hipp Name: Stephen W. Hipp Title: SVP

[Signature Page to Letter]

Acknowledged and agreed to as of the date first above written:

VERTEX ENERGY OPERATING, LLC

By: /s/ Benjamin P. Cowart
Name:
Title:

VERTEX ENERGY, INC.

By: /s/ Benjamin P. Cowart
Name:
Title:

VERTEX ACQUISITION SUB, LLC

By: /s/ Benjamin P. Cowart
Name:
Title:

VERTEX MERGER SUB, LLC

By: /s/ Benjamin P. Cowart
Name:
Title:

VERTEX REFINING NV, LLC

By: /s/ Benjamin P. Cowart
Name:
Title:

[Signature Page to Letter]

VERTEX REFINING LA, LLC

By: /s/ Benjamin P. Cowart
Name:
Title:

CEDAR MARINE TERMINALS, LP

By: /s/ Benjamin P. Cowart
Name:
Title:

CROSSROAD CARRIERS, L.P.

By: /s/ Benjamin P. Cowart
Name:
Title:

VERTEX RECOVERY, L.P.

By: /s/ Benjamin P. Cowart
Name:
Title:

H & H OIL, LP.

By: /s/ Benjamin P. Cowart
Name:
Title:

[Signature Page to Letter]

VERTEX II GP, LLC

By: /s/ Benjamin P. Cowart
Name:
Title:

GOLDEN STATE LUBRICANTS WORKS, LLC

By: /s/ Benjamin P. Cowart
Name:
Title:

[Signature Page to Letter]

EXHIBIT A

Bango Facility Lease Documents

1.
Lease with Option for Membership Interest Purchase, dated as of April 30, 2015, by and between Bango Oil, LLC, a Nevada limited liability company, the landowner and Vertex Refining NV, LLC, a Nevada limited liability company, as lessee.

2.
Shared Services Agreement, dated as of April 30, 2015, by and between Vertex Refining NV, LLC, a Nevada limited liability company, as recipient, and Vertex Energy Operating, LLC, a Texas limited liability company, as provider.

3.
Personal Property Lease, dated as of April 30, 2015, by and among Vertex Refining NV, LLC, a Nevada limited liability company and Omega Refining, LLC, a Delaware limited liability company, and Bango Refining NV, LLC, a Nevada limited liability company, collectively with Omega Refining, LLC, as lessors.

4.
Lease and Purchase Agreement, dated as of April 30, 2015, by and between RESC, LLC, a Nevada limited liability company, as lessor and Vertex Refining NV, LLC, a Nevada limited liability company, as lessee.

5.
Lease and Purchase Agreement, dated as of April 30, 2015, by and between Diatom Rail Park, LLC, a Nevada limited liability company, as lessor and Vertex Refining NV, LLC, a Nevada limited liability company, as lessee.

6.
Memorandum of Lease and Purchase Option, dated as of April 30, 2015, by and between Bango Oil, LLC, a Nevada limited liability company, the landowner and Vertex Refining NV, LLC, a Nevada limited liability company, as lessee.

7.
Acknowledgement and Confirmation Agreement, dated April 30, 2015, by and among Vertex Energy, Inc., a Nevada corporation, Vertex Refining NV, LLC, a Nevada limited liability company, Bango Oil, LLC, a Nevada limited liability company (“Bango Oil”), RESC, LLC, a Nevada limited liability company (“RESC”) and Diatom, LLC, a Nevada limited liability company (“Diatom” and collectively with Bango Oil and RESC, the “Potential Share Recipients” and individually, a “Potential Share Recipient”).

EXHIBIT B

a)
Event of Default under Section 8.1(a) of the Credit Agreement due to the failure of Holdings to comply with Section 5.1(c) of the Credit Agreement to deliver to Administrative Agent and Lenders deliver an audit that is unqualified as to going concern;

b)	Event of Default under Section 8.1(b)(iii) of the Credit Agreement due to the occurrence and continuation of “Defaults” (as defined in the ABL Credit Agreement) under the ABL Credit Agreement;

c)
Event of Default under Section F(1)(a) of that certain Second Amendment to Credit and Guaranty Agreement dated as of March 26, 2015 due to the failure of the Credit Parties to deliver to Administrative Agent a Deposit Account control agreement among the ABL Agent, Administrative Agent, Company and relevant bank on or prior to the date that is thirty (30) days following the Second Amendment Effective Date; and

d)
Event of Default under Section F(1)(b) of that certain Second Amendment to Credit and Guaranty Agreement dated as of March 26, 2015 due to the failure of the Credit Parties to deliver to Administrative Agent a recorded amendment to Mortgage on the Mortgaged Property in Myrtle Grove, LA on or prior to the date that is ten Business Days following the Second Amendment Effective Date.